SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement    [ ] Confidential, for use of the Commission
[X]   Definitive Proxy Statement         Only (as permitted by Rule 14a 6(e)(2))
[ ]   Definitive Additional Materials
[ ]   Soliciting Material under Rule 14a-12


                                  Dimeco, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
     (5)  Total fee paid:
--------------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount previously paid:
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         (2)      Form, Schedule or Registration Statement No.:
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         (3)      Filing Party:
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         (4)      Date Filed:
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
                            [Dimeco, Inc. Letterhead]


March 25, 2002

Dear Stockholder:

         On behalf of the Board of Directors and management of Dimeco, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders to be held at the Operations Center of the Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 25, 2002, at 2:00 p.m., local time. The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions stockholders may have.

         You will be asked to elect three directors and to ratify the appointment of S.R. Snodgrass, A.C. as the Company's independent accountants for the fiscal year ending December 31, 2002. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. We encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. If you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                   Sincerely,



                                   /s/Joseph J. Murray
                                   ----------------------------
                                   Joseph J. Murray
                                   President


                                   /s/Gary C. Beilman
                                   ----------------------------
                                   Gary C. Beilman
                                   Executive Vice President and
                                   Chief Executive Officer

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2002
--------------------------------------------------------------------------------

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Dimeco, Inc. (the "Company"), will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 25, 2002, at 2:00 p.m., local time, for the following purposes:

1.   To elect three directors of the Company; and

2.   To  ratify  the  appointment  of  S.R.   Snodgrass,   A.C.  as  independent
     accountants of the Company for the fiscal year ending December 31, 2002;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 1, 2002 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2001 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                   BY ORDER OF THE BOARD OF DIRECTORS



                                   /s/John F. Spall
                                   ----------------
                                   John F. Spall
                                   Secretary
Honesdale, Pennsylvania
March 25, 2002

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                                  DIMECO, INC.

                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 25, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Dimeco, Inc. (the "Company") to be used at the Annual Meeting of Stockholders which will be held at the Operations Center of The Dime Bank located at 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 25, 2002, at 2:00 p.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 25, 2002.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of three directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John F. Spall, at 820 Church Street, Honesdale, Pennsylvania 18431) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 1, 2002 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 749,670 shares of the Company's common stock outstanding (the "Common Stock"). Each stockholder of record on the record date is entitled to one vote for each share held.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominee being proposed. Such directors shall be elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent accountants, which is submitted as Proposal 2, a stockholder may either: (i) vote "FOR" the Proposal 2; (ii) vote "AGAINST" Proposal 2; or (iii) "ABSTAIN" with respect to Proposal
2. Unless otherwise required by law, Proposal 2 and all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-Votes, or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

Name and Address of          Amount and Nature           Percent of Shares of
 Beneficial Owner         of Beneficial Ownership      Common Stock Outstanding
 ----------------         -----------------------      ------------------------

Henry M. Skier
820 Church Street
Honesdale, Pennsylvania 18431     38,822(1)                     5.2%

-------------------------
(1)      See "Proposal 1 - Election of Directors."

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

        Section 16(a) of the 1934 Act requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with the Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge all of the filings by the Company's directors and executive officers were made on a timely basis during the 2001 fiscal year. The Company is not aware of any beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Bylaws of the Company (the "Bylaws") requires that directors be divided into three classes, as nearly equal in number as possible, each class to serve for a three year period, with approximately one-third of the directors elected each year. The Board of Directors currently consists of eight members, each of whom also serves as a director of The Dime Bank (the "Bank"). Three directors will be elected at the Meeting, each to serve for a three-year term or until his successor has been elected and qualified.

         Robert E. Genirs, Joseph J. Murray, and Thomas A. Peifer, (the "Nominees") have been nominated by the Board of Directors to serve as directors. The Nominees currently serve as directors of the Company.

         The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld.

Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such persons as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there are no substitute nominees, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Company or the Bank, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also set forth under this caption.

                                                                                      Shares of
                                                                                    Common Stock
                                                                                    Beneficially
                                                      Year First       Current       Owned as of
                                                      Elected or       Term to        March 1,         Percent
            Name and Title                Age(1)     Appointed(2)      Expire         2002 (3)          Owned
            --------------                ------     ------------      ------         --------          -----
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2005

Robert E. Genirs                            66           1998           2002            2,750               *
Director
Joseph J. Murray                            62           1993           2002            2,901               *
President and Director
Thomas A. Peifer                            59           1993           2002           10,765            1.4%
Director

DIRECTORS CONTINUING IN OFFICE
Barbara J. Genzlinger                       50           1998           2003            2,299               *
Director
John S. Kiesendahl                          55           1993           2003           13,958            1.9%
Director
John F. Spall                               55           1999           2003           14,164            1.9%
Secretary and Director
William E. Schwarz                          59           1993           2004            9,075            1.2%
Chairman of the Board
Henry M. Skier                              61           1993           2004           38,822            5.2%
Director
Directors and executive officers                                                      103,435           13.5%
of the Company as a group
(10 persons)

------------------------------
(1)  At December 31, 2001.
(2)  Refers to the year the individual first became a director of the Company.
(3) The share amounts include 1,650 shares of Common Stock (except for Mr. Murray) that may be acquired through the exercise of stock options under the 2000 Independent Directors Stock Option Plan within 60 days of the record date. For Mr. Murray, includes 1,320 shares.
*    Less than 1% of Common Stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including the director nominee and executive officers of the Company. All directors and executive officers have held their present positions for five years unless otherwise stated.

NOMINEES FOR DIRECTORS:

         Robert E. Genirs is retired. Prior to his retirement in 1998, Mr. Genirs was the Chief Administrative Officer for Lehman Brothers.

         Joseph J. Murray is the President of the Company and Bank. Prior to January 1, 2002, Mr. Murray was the President and Chief Executive Officer of the Company and Bank.

         Thomas A. Peifer is retired. Prior to his retirement in 2001, Mr. Peifer was Superintendent of the Wallenpaupack Area School District, in Hawley, Pennsylvania

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTOR.

CONTINUING DIRECTORS:

         Barbara J. Genzlinger is the owner of The Settlers Inn, a bed and breakfast inn, located in Hawley, Pennsylvania.

         John S. Kiesendahl is the President of Woodloch Pines Inc., a resort located in Hawley, Pennsylvania.

         John F. Spall is an attorney, practicing in Hawley, Pennsylvania.

         William E. Schwarz is President of Edward J. Schwarz, Inc., an automobile dealership, located in Honesdale, Pennsylvania.

         Henry M. Skier is President and Treasurer of A.M. Skier, Inc., an insurance agency, located in Hawley, Pennsylvania.

Executive Officers Who Are Not Directors

         Gary  C.  Beilman,  47,  is the  Executive  Vice  President  and  Chief
Executive Officer of the Company and Bank. Mr. Beilman was appointed Chief Executive Officer on January 1, 2002. Prior to January 2002, Mr. Beilman served the Company and Bank in various capacities. Mr. Beilman is the brother-in-law of Maureen H. Beilman.

         Maureen H. Beilman, 46, is the Chief Financial Officer, Treasurer and Assistant Secretary of the Company and the Bank. Prior to January 1999, Ms. Beilman served the Company and the Bank in various capacities. Ms. Beilman is the sister-in-law of Gary C. Beilman.

Meetings and Committees of the Board of Directors

         The Board of Directors conducts its business through meetings of the Board of Directors and through the Bank's committees. During the fiscal year ended December 31, 2001, the Board of Directors of the Company held nine regular meetings, and no special meetings. No directors of the Company attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period. In addition to other committees, as of December 31, 2001, the Bank had an audit committee, a nominating committee, and a compensation committee.

         The Nominating Committee consists of the Board of Directors of the Bank. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 60 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Bylaws. The Nominating Committee, which is not a standing committee, met one time during the 2001 fiscal year.

         The Compensation Committee is comprised of Directors Genirs, Kiesendahl, and Skier. This standing committee establishes the Bank's salary budget for approval by the Board of Directors. The Committee met two times during the 2001 fiscal year.

         The Audit Committee is comprised of all directors except Mr. Murray. The Audit Committee is a standing committee that is responsible for developing and maintaining the Bank's audit program. The Committee also meets with the independent accountants to discuss the results of the annual audit and any related matters. The committee met five times in fiscal year 2001. The Board of Directors has not adopted a written audit committee charter for the audit committee. The Company's Common Stock is not traded on an exchange or Nasdaq. Accordingly, an audit committee charter is not required to be adopted.

Audit Committee Report

         Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2001 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountants

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass") the Company's independent accountants, the matters required to be discussed by the Statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  William E. Schwartz - Chairman
                  Robert E. Genirs
                  Barbara J. Genzlinger
                  John S. Kiesendahl
                  Thomas A. Peifer
                  Henry M. Skier
                  John F. Spall

Audit Fees

         The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2001 fiscal year and the reviews of the financial statements included in the Company's quarterly reports on Forms 10-QSB were approximately $39,000.

Financial Information Systems Design and Implementation Fees

         For the 2001 fiscal year, Snodgrass did not render to the Company or its consolidated subsidiary any professional services for financial information systems design and implementation. Accordingly, there were no fees billed for fiscal 2001 by Snodgrass to the Company or its consolidated subsidiary.

All Other Fees

         The aggregate fees billed by Snodgrass to the Company and its consolidated subsidiary for all other services other than those covered under "Audit Fees" for the 2001 fiscal year were $96,000.

         The Audit Committee considered whether the provision of the non-audit services listed under "All Other Fees" above was compatible with maintaining Snodgrass' independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------
Director Compensation

         For the year ended December 31, 2001, each non-employee director received board fees of $12,000, regardless of attendance. There are no fees paid in connection with attendance of committee meetings. At December 31, 2001, board fees totalled $84,000.

         All directors of the Bank are eligible to defer receipt of board fees under a deferred compensation plan. For the year ended December 31, 2001, Director Skier elected to defer $10,400 of his board fees. Such deferred amounts are invested in a life insurance vehicle at no additional cost to the Bank. Upon termination of service or plan termination, Mr. Skier or his beneficiary will receive the investment value of such account. The Bank accrues an expense related to deferred fees at the time that such fees are earned. Additionally, during 2001, Director Kiesendahl terminated his participation under a similar plan. Such plan termination resulted in payments to Director Kiesendahl of approximately $21,000.

         Under the 2000 Independent Directors Stock Option Plan, each non-employee director was granted options to purchase 2,500 shares of Common Stock in April 2000. The options granted to non-employee directors are exercisable at the rate of 33% one year from date of grant. Under the 2000 Option Plan, Mr. Murray was granted options to purchase 4,000 shares of Common Stock. The exercise price of the options is the fair market value of the Company's Common Stock on the effective date of grant. See"-- Stock Awards."

Executive Compensation

         The Company has no full time employees, but relies on the employees of the Bank for the limited services required by the Company. All compensation paid to officers and employees is paid by the Bank.
         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the President and Chief Executive Officer of the Company. No other executive officer of either the Bank or the Company had a salary and bonus for the three fiscal years then ended, that exceeded $100,000 for services rendered in all capacities to the Bank or the Company.



                                                                                Long-Term
                                                                               Compensation
                                            Annual Compensation                   Awards
                                     ----------------------------------------  -------------
                                                                 Other          #Securities
Name and                 Fiscal                                  Annual          Underlying       All Other
Principal Position        Year       Salary ($)    Bonus ($)  Compensation(2)     Options       Compensation($)
------------------       ------      ----------    ---------  ---------------  -------------   ---------------
Joseph J. Murray          2001       262,207        9,800          --              --             48,206(4)
President and Chief       2000       134,531        7,988          --            4,000(3)         43,528
Executive Officer (1)     1999       131,017        3,878          --              --             65,900

------------------------
(1) Effective January 1, 2002, Gary C. Beilman was appointed Chief Executive Officer.
(2) Such amount is lesser than $50,000 or 10% of the total of annual salary and bonus.
(3)  See " -- Stock Awards."
(4) Includes a salary continuation plan contribution of $37,052 and a matching 401(k) contribution by the Bank of $4,354, and an additional profit sharing contribution by the Bank of $6,800.


         Stock Awards. The following table sets forth information with respect to previously awarded stock options to purchase the Common Stock granted in 2000 to the named executive officer and held by him as of December 31, 2001. The Company has not granted any stock appreciation rights.



                           Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                           -------------------------------------------------------------------------
                                                                     Number of Securities         Value of Unexercised
                                                                    Underlying Unexercised            In-The-Money
                                                                    Options at FY-End (#)           Options at FY-End
                                                                    ---------------------           -----------------
                       Shares Acquired
Name                   on Exercise (#)       Value Realized($)    Exercisable/Unexercisable   Exercisable/Unexercisable(1)
----                   ---------------       -----------------    -------------------------   ----------------------------

Joseph J. Murray             --                     --                  1,320 / 2,680               $15,840 / $32,160


-----------------------
(1) Based upon an exercise price of $26.50 per share and estimated price of $38.50 at December 31, 2001.

Other Benefits

         The Bank entered into an agreement to establish a non-qualified salary continuation plan for Mr. Murray. If Mr. Murray continues to serve as an officer of the Bank until he attains age sixty-five (65), the Bank agrees to pay that officer 120 guaranteed consecutive monthly payments commencing on the first day of the month following the officer's 65th birthday. If Mr. Murray attains sixty-five (65) years of age, but dies before receiving all of the guaranteed monthly payments, or dies before age sixty-five (65) while serving as an officer, then the Bank will make the remaining payments to that officer's designated beneficiary or to the representative of his estate. For the year ended December 31, 2001, Mr. Murray, had an accrued salary continuation plan benefit of approximately $204,000 and such benefit was fully vested.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors, and employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Bank's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
             PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF ACCOUNTANTS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2001 fiscal year. The Board of Directors has appointed Snodgrass to be its
accountants  for  the  fiscal  year  ending   December  31,  2002,   subject  to
ratification by the Company's stockholders. A representative of Snodgrass is expected to be available at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2002 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2003, all stockholder proposals must be submitted to the Secretary at the Company's office, 820 Church Street, Honesdale, Pennsylvania 18431, on or before November 24, 2002. In order to be considered for possible action by stockholders at the 2003 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 23, 2003.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO MAUREEN H. BEILMAN, DIMECO, INC., 120 SUNRISE AVENUE, HONESDALE, PENNSYLVANIA 18431.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            John F. Spall
                                            -----------------
                                            John F. Spall
                                            Secretary
Honesdale, Pennsylvania
March 25, 2002

--------------------------------------------------------------------------------
                                  DIMECO, INC.
                                820 CHURCH STREET
                          HONESDALE, PENNSYLVANIA 18431
--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 25, 2002
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Dimeco, Inc. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at Operations Center of The Dime Bank, 120 Sunrise Avenue, Honesdale, Pennsylvania, on Thursday, April 25, 2002, at 2:00 p.m., local time, and at any and all adjournments thereof, in the following manner:


                                                        FOR    WITHHELD
                                                        ---    --------

1.       The election of directors                      [ ]      [ ]
          as nominees listed below
            (except as marked to the contrary:

         Robert E. Genirs
         Joseph J. Murray
         Thomas A. Peifer

(Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

       ------------------------------------------------------------------


                                                        FOR    AGAINST   ABSTAIN
                                                        ---    -------   -------

2.       To ratify the appointment of S.R.
         Snodgrass, A.C. as independent accountants
         for the Company for the fiscal year ending
         December 31, 2002.                             [ ]      [ ]      [ ]

         The  Board of  Directors  recommends  a vote  "FOR"  the  above  listed
                                                       -----
propositions.


--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated March 25, 2002 and the 2001 Annual Report.


Please check the box if you are planning to attend the Meeting.      [ ]

Dated:                  , 2002
      -----------------




-----------------------------            ----------------------------------
PRINT NAME OF STOCKHOLDER                    PRINT NAME OF STOCKHOLDER


-----------------------------            ----------------------------------
SIGNATURE OF STOCKHOLDER                     SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.




--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------